March 9, 2022

BNY MELLON LARGE CAP SECURITIES FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC (NIMNA), to serve as the fund's sub-adviser.

Karen Behr, Matthew Jenkin and Julianne McHugh are the fund's primary portfolio managers, positions they have held since September 2021, April 2020 and September 2021, respectively. Ms. Behr is a portfolio manager at NIMNA. Mr. Jenkin is a research analyst at NIMNA. Ms. McHugh is Head of Impact Strategy Initiatives and a lead portfolio manager on various emerging markets strategies at NIMNA.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Karen Behr, Matthew Jenkin and Julianne McHugh are the fund's primary portfolio managers, positions they have held since September 2021, April 2020 and September 2021, respectively. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008. Mr. Jenkin is a research analyst at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2015. Ms. McHugh is Head of Impact Strategy Initiatives and a lead portfolio manager on various emerging markets strategies at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2004.

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